SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 28, 2000




                              FLORIDAFIRST BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        United States                 000-25693                 59-3545582
----------------------------       ----------------         ------------------
(State or other jurisdiction          (File No.)              (IRS Employer
     of incorporation)                                       Identification
                                                                  Number)


205 East Orange Street, Lakeland, Florida                      33801-4611
-----------------------------------------                      ----------
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: (863) 688-6811
                                                    --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          Former name or former address, if changed since last Report)

                              FLORIDAFIRST BANCORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
         ------------
         The Registrant announced that it had completed its 15% stock repurchase plan. Furthermore, the Registrant announced a cash dividend of $0.04 per share and that it would purchase up to 108,154 of its shares in the open market pursuant to a restricted stock plan. For further details, reference is made to the Press Release dated March 6, 2000, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits
         -----------------------------------------

     (c) Exhibits.
         99   Press Release dated March 6, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           FLORIDAFIRST BANCORP



Date: March 6, 2000                        By:   /s/Kerry P. Charlet
                                                 -------------------------
                                                 Kerry P. Charlet
                                                 Chief Financial Officer